Exhibit 4.3(b)

THIS SECURITY IS AN OBLIGATION OF SOLELY KEYCORP AND IS NOT A DEPOSIT OR OTHER OBLIGATION OF KEYBANK, N.A. OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

CUSIP NO.

[ISIN:                     ]

[Common Code:                     ]

REGISTERED PRINCIPAL AMOUNT $

No. FL -

KEYCORP

FORM OF

SENIOR MEDIUM-TERM NOTE, SERIES Q

(FLOATING RATE)

Due from 9 Months or More from Date of Issue

If the registered owner of this Security (as indicated below) is The Depository Trust Company (“DTC”) or a nominee of DTC, this Security is a Global Security, is subject to all applicable procedures of DTC, and the following legend applies:

Unless this certificate is presented by an authorized representative of The Depository Trust Company (the “Depository”) to the issuer or its agent for registration of transfer, exchange or payment, and such certificate issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of the Depository, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, CEDE & CO., has an interest herein.

If the registered owner of this Security (as indicated below) is [                    ] (“[                    ]”) or a nominee of [                    ], this Security is a Global Security and the following legend applies:

Unless this certificate is presented by an authorized representative of [                    ] (the “Depository”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of [                    ] or in such other name as is requested by an authorized representative of the Depository (and any payment is made to [                    ] or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, [                    ], has an interest herein.

Thereafter the following legend applies, regardless of the registered owner of this Security:

Unless and until this certificate is exchanged in whole or in part for Notes in certificated form, this certificate may not be transferred except as a whole by the Depository to a nominee thereof or by a nominee thereof to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor of the Depository or a nominee of such successor.

IF APPLICABLE, THE “TOTAL AMOUNT OF OID,” “YIELD TO MATURITY” AND “INITIAL ACCRUAL PERIOD OID” (COMPUTED UNDER THE APPROXIMATE METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT (“OID”) RULES.

ISSUE PRICE:

ORIGINAL ISSUE DATE:

STATED MATURITY:

BASE RATE:

INITIAL INTEREST RATE:

INDEX MATURITY:

SPREAD (PLUS OR MINUS):

SPREAD MULTIPLIER:

CALCULATION AGENT:

CALCULATION DATE:

SINKING FUND:

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

INTEREST DETERMINATION DATE:

INTEREST RESET PERIOD:

INTEREST RESET DATES:

INTEREST PAYMENT PERIOD:

INTEREST PAYMENT DATES:

REGULAR RECORD DATES:

PAYING AGENT:

PLACE OF PAYMENT:

DAY COUNT CONVENTION:

OPTION TO ELECT REPAYMENT:    ☐  YES    ☐  NO

REPAYMENT DATE(S):

REPAYMENT PRICE:

OPTIONAL REDEMPTION:     ☐  YES    ☐  NO

INITIAL REDEMPTION DATE:

ADDITIONAL REDEMPTION DATES:

INITIAL REDEMPTION PERCENTAGE:

ANNUAL REDEMPTION PERCENTAGE REDUCTION:

MINIMUM DENOMINATIONS:

☐  $1,000

☐  Other:

SPECIFIED CURRENCY:

United States Dollars:

☐  YES    ☐  NO

FOREIGN CURRENCY:

OPTION TO RECEIVE PAYMENTS IN SPECIFIED CURRENCY OTHER THAN U.S. DOLLARS:

☐  YES    ☐    NO

EXCHANGE RATE AGENT:

ADDITIONAL AMOUNTS:

DEFEASANCE:    ☐  YES    ☐  NO

COVENANT DEFEASANCE:    ☐  YES    ☐  NO

OPTIONAL INTEREST RATE RESET:

☐  YES    ☐  NO

OPTIONAL INTEREST RATE RESET DATES:

TOTAL AMOUNT OF OID (for Discount Securities only):

INITIAL ACCRUAL PERIOD OID (for Discount Securities only):

ORIGINAL YIELD TO MATURITY (for Discount Securities only):

OTHER/DIFFERENT PROVISIONS:

KEYCORP, an Ohio corporation (herein referred to as the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                    ], or registered assigns, the principal sum of [         Dollars ($)] on the Stated Maturity shown above (except to the extent redeemed, repaid or renewed prior to the Stated Maturity) and to pay interest on such principal amount at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date (if the first Interest Reset Date is later than the Original Issue Date) and thereafter at the interest rate determined by reference to the Base Rate shown above, plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, shown above, determined in accordance with the provisions on the reverse hereof, until the principal hereof is paid or duly made available for payment. The Company will pay interest on each Interest Payment Date specified above, commencing with the first Interest Payment Date (except as provided in the next succeeding paragraph) next succeeding the Original Issue Date, and on the Stated Maturity, any Redemption Date or Repayment Date (such terms together are hereinafter referred to as a “Maturity Date” with respect to the principal repayable on such date); provided, however, that any payment of principal, premium, if any, or interest, if any, to be made on any Interest Payment Date (but not the Maturity Date) that is not a Business Day (as defined below) shall be made on the next succeeding Business Day (except that in the case of interest payments on an Interest Payment Date and if the Base Rate specified above is SOFR, LIBOR or EURIBOR, and such day falls in the next succeeding calendar month, such payment will be made on the immediately preceding Business Day) as described on the reverse hereof. If the Maturity Date is not a Business Day, principal, premium, if any, or interest, if any, shall be paid on the next succeeding Business Day, and no interest will accrue from and after the Maturity Date.

For purposes of this Security, unless otherwise specified on the face hereof, “Business Day” means as follows: (i) for LIBOR Notes issued in U.S. dollars, a Business Day is any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close, and is also a London Business Day, and with respect to an Interest Determination Date, is a London Business Day; (ii) for SOFR Notes, the term Business Day means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association (or any successor thereto) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities; (iii) for notes denominated in a specified currency other than the euro, the term Business Day means any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close, and is also a day on which commercial banks and foreign exchange markets settle payments in the principal financial center of the country of the relevant specified currency (if other than New York City); (iv) for notes denominated in the euro, the term Business Day means any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close and is also a TARGET Business Day; and (v) in all other circumstances, any day that is not a Saturday or Sunday and that is not a day that banking institutions in New York City are generally authorized or obligated by law or executive order to close.

“Principal Financial Center” means (i) the capital city of the country issuing the Specified Currency or (ii) the capital city of the country to which the designated LIBOR currency, if applicable, relates, except, in each case, that with respect to United States dollars, Australian dollars, Canadian dollars, euro, New Zealand dollars, South African rand and Swiss francs, the “Principal Financial Center” shall be New York City and (solely in the case of the Specified Currency), Sydney, Toronto, London (solely in the case of the designated LIBOR currency), Wellington, Johannesburg and Zurich, respectively.

“London Business Day” means any day on which dealings in the United States dollars are transacted in the London market.

“TARGET Business Day” means a day on which the Trans-European Automated Real Time Gross Settlement Express Transfer payment system (which utilizes a single shared platform and which was launched on November 19, 2007) is open for the settlement of payment in the euro.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof), be paid to the person (the “Holder”) in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 15th day (whether or not a Business Day) immediately preceding such Interest Payment Date or as otherwise specified above (a “Regular Record Date”); provided, however, that, if this Security was issued between a Regular Record Date and the initial Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the Original Issue Date and ending on such initial Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date; and provided further that interest payable on the Maturity Date will be payable to the person to whom the principal hereof shall be payable. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee (referred to on the reverse hereof), notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

Unless otherwise specified, all payments in respect of this Security will be made in U.S. dollars regardless of the Specified Currency unless the Holder hereof makes the election described below. If the Specified Currency shown above is other than U.S. dollars, the Exchange Rate Agent (referred to on the reverse hereof) will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof; provided, however, that the Holder hereof may, if so indicated above, elect to receive all payments in such Specified Currency by delivery of a written request to the corporate trust office of the Paying Agent in New York City, on or prior to the applicable Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be. Such request may be in writing, mailed or hand delivered, or by facsimile or other electronic transmission. Unless otherwise specified above, the Holder hereof may elect to receive payment in such Specified Currency for all principal, premium, if any, and interest payments and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be.

Notwithstanding the foregoing, if the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls, because it is no longer used by the government of the country issuing such currency, because it is no longer used for the settlement of transactions by public institutions of the international banking community, or as a result of other circumstances beyond the Company’s control, then, until such Specified Currency is again available or used, the Holder hereof may not so elect to receive payments in the Specified Currency and any such outstanding election shall be automatically suspended, until the Company determines that the Specified Currency is again available for making such payments.

In the event of an official redenomination of the Specified Currency, other than as a result of the European Monetary Union, such as by an official redenomination of any such Specified Currency that is a composite currency, the obligations of the Company with respect to payments on this Security shall, in all cases, be deemed immediately following such redenomination to provide for payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. In no event shall any adjustment be made to any amount payable hereunder as a result of any change in the value of the Specified Currency shown above relative to any other currency due solely to fluctuations in exchange rates, or any redenomination of any composite currency, unless such composite currency is itself officially redenominated.

Unless otherwise shown above, payment of interest on this Security (other than on the Maturity Date or Redemption Date) will be made by check mailed to the registered address of the Holder hereof; provided, however, that, if the Holder hereof is the Holder of U.S.$1,000,000 (or the equivalent) or more in aggregate principal amount of Securities of the series of which this Security is a part (whether having identical or different terms and provisions), such interest payments may be made by wire transfer of immediately available funds, but only if appropriate instructions have been received in writing by the Paying Agent on or prior to the applicable Regular Record Date. Unless otherwise specified above, the principal hereof (and premium, if any) and interest hereon payable on the Maturity Date or Redemption Date will be paid in immediately available funds upon surrender of this Security at the corporate trust office of the Paying Agent maintained for that purpose in New York City, New York (or at such other location as may be specified above). The Company will pay any administrative costs imposed by banks in making payments in immediately available funds, but, except as otherwise provided above, any tax, assessment or governmental charge imposed upon payments will be borne by the Holders of the Securities in respect of which such payments are made.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its facsimile corporate seal.

KEYCORP

By:
Name:
Title:

Attest:
Assistant Secretary

(Seal)

Dated:	TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

KEYCORP

SENIOR MEDIUM-TERM NOTE, SERIES Q

Section 1. General. This Security is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under and pursuant to an indenture, dated as of June 10, 1994, as it may be supplemented from time to time (herein called the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to a series of which this Security is a part), to which indenture and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Indenture was amended pursuant to a First Supplemental Indenture dated as of November 14, 2001 and a Second Supplemental Indenture dated as of November 13, 2013, copies of which are available from the Company or the Trustee. This Security is one of the series designated on the face hereof, which is unlimited in aggregate principal amount.

Section 2. Payments. If the Specified Currency is other than U.S. dollars and the Holder hereof fails to elect payment in such Specified Currency, the amount of U.S. dollar payments to be made in respect hereof will be determined by the Exchange Rate Agent specified on the face hereof or a successor thereto (the “Exchange Rate Agent”) based on the highest bid quotation in New York City at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Securities denominated in a Foreign Currency scheduled to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. If three of such bid quotations are not available, payments will be made in the Specified Currency.

Except as set forth below, if the Specified Currency is other than U.S. dollars and the Specified Currency is not available due to the imposition of exchange controls, because it is no longer used by the government of the country issuing such currency, because it is no longer used for the settlement of transactions by public institutions of the international banking community, or as a result of other circumstances beyond the Company’s control, then, until such currency is again available or used, the Company will be entitled to make payments in U.S. dollars on the basis of the noon buying rate in New York City for cable transfers of such Specified Currency as certified for customs purposes (or, if not so certified as otherwise determined) by the Federal Reserve Bank of New York (the “Market Exchange Rate”) as computed by the Exchange Rate Agent for such Specified Currency on the second Business Day prior to such payment or, if the Market Exchange Rate is then not available, on the basis of the most recently available Market Exchange Rate or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default or Default under the Indenture.

All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and, in the absence of manifest error, shall be conclusive for all purposes and binding on the Holder of this Security.

All currency exchange costs will be borne by the Holder of this Security through deductions from payments otherwise due to such Holder.

Section 3. Interest Rate Calculations. Unless otherwise set forth on the face hereof, the following provisions of this Section 3 shall apply to the calculation of interest on this Security. If the first Interest Reset Date is later than the Original Issue Date, this Security will bear interest from its Original Issue Date to the first Interest Reset Date (as defined below) at the Initial Interest Rate set forth on the face hereof. Thereafter, the interest rate hereon for each Interest Reset Period (as defined below) will be determined by reference to the Base Rate set forth on the face hereof, as adjusted by the Spread, the Spread Multiplier or other formula, if any, set forth on the face hereof.

As set forth on the face hereof, this Security may also have either or both of the following: (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any Interest Reset Period (“Maximum Interest Rate”); and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any Interest Reset Period (“Minimum Interest Rate”). In addition to any Maximum Interest Rate that may be set forth on the face hereof, the interest rate on this Security will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

The rate of interest hereon will be reset daily, weekly, monthly, quarterly, semiannually or annually or on some other basis (each, an “Interest Reset Period”) as specified in the applicable pricing supplement. The “Interest Reset Date” is the first day of each Interest Reset Period and will be, if this Security resets (i) daily, each Business Day; (ii) weekly, the Wednesday of each week (unless the Base Rate set forth on the face hereof is the Treasury Rate); weekly and if the Base Rate set forth on the face hereof is the Treasury Rate, the Tuesday of each week (except if the auction date falls on a Tuesday, then the next Business Day, as provided below); (iii) monthly, the third Wednesday of each month; (iv) quarterly, the third Wednesday of March, June, September and December of each year; (v) semiannually, the third Wednesday of each of the two months which are six months apart as set forth in the applicable pricing supplement; and (vi) annually, the third Wednesday of one month of each year set forth in the applicable pricing supplement. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be the next succeeding Business Day, except that, if the Base Rate set forth on the face hereof is SOFR, LIBOR or EURIBOR, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

The “Interest Determination Date” is the date as of which the new interest rate is determined for a particular Interest Reset Date, based on the applicable interest rate basis or formula as of that Interest Determination Date. The Interest Determination Date pertaining to an Interest Reset Date for this Security (unless the Base Rate set forth on the face hereof is SOFR, LIBOR, CDOR Rate, EURIBOR, or Treasury Rate) will be the second Business Day immediately preceding such Interest Reset Date.

If the Base Rate set forth on the face hereof is LIBOR or EURIBOR, the Interest Determination Date pertaining to an Interest Reset Date for this Security will be the second London Business Day or TARGET Business Day, respectively, immediately preceding such Interest Reset Date (unless the designated LIBOR Currency is British pounds sterling, in which case the Interest Determination Date will be the Interest Reset Date). If the Base Rate set forth on the face hereof is SOFR, the Interest Determination Date pertaining to an Interest Reset Date for this Security will be a U.S. Government Securities Business Day (as defined in the “—Determination of SOFR” section), as set forth on the face hereof. If the Base Rate set forth on the face hereof is the Treasury Rate, the Interest Determination Date pertaining to an Interest Reset Date for this Security will be the day of the week in which such Interest Reset Date falls on which Treasury bills of the same index maturity are auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If an auction is so held on the preceding Friday, such Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next week. If an auction falls on any Interest Reset Date, then the Interest Reset Date will instead be the first Business Day immediately following the auction sale. If the Base Rate set forth on the face hereof is the CDOR Rate, the Interest Determination Date shall be the Interest Reset Date (the “CDOR Interest Determination Date”).

Unless otherwise set forth on the face hereof, the “Calculation Date,” where applicable, pertaining to an Interest Determination Date is the earlier of (i) the 10th calendar day after such Interest Determination Date, or if any such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Stated Maturity, as the case may be.

The Company will appoint and enter into an agreement with an agent (a “Calculation Agent”) to calculate the rate of interest on the Securities of this series which bear interest at a floating rate. Unless otherwise set forth on the face hereof, KeyBank National Association will be the Calculation Agent. At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next succeeding Interest Reset Date.

Notwithstanding any of the foregoing, the interest rate thereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. In addition, the interest rate hereon shall in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

Interest will be payable on, unless specifically set forth on the face hereof, (i) for notes with interest payable monthly, the third Wednesday of each month; (ii) for notes with interest payable quarterly, the third Wednesday of March, June, September and December of each year; (iii) for notes with interest payable semiannually, the third Wednesday of each of the two months set forth on the face hereof; and (iv) for notes with interest payable annually, the third Wednesday of the month set forth on the face hereof (each, an “Interest Payment Date”), and in each case, on the Maturity Date or at redemption or repurchase.

The interest payable hereon on each Interest Payment Date and on the Maturity Date shall be the amount of interest accrued from and including the Original Issue Date or the last Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to, but excluding, the next succeeding Interest Payment Date or the Maturity Date, as the case may be. If the Stated Maturity falls on a day which is not a Business Day, the payment of principal, premium, if any, and interest with respect to the Stated Maturity will be paid on the next succeeding Business Day with the same force and effect as if made on the Stated Maturity, and no interest shall accrue or be paid on the amount so payable as a result of such delayed payment. If an Interest Payment Date other than the Stated Maturity falls on a day that is not a Business Day, such Interest Payment Date will be postponed to the next day that is a Business Day and interest will accrue for the period of such postponement (except if the Base Rate specified above is SOFR, LIBOR or EURIBOR, and such day falls in the next succeeding calendar month, such Interest Payment Date will be advanced to the immediately preceding Business Day), it being understood that, to the extent this sentence is inconsistent with Section 112 of the Indenture, the provisions of this sentence shall apply in lieu of such Section.

Accrued interest will be calculated by multiplying the principal amount hereof by an accrued interest factor. The accrued interest factor will be computed by adding the interest factor calculated for each day in the interest period or from the date from which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate in effect on that day (1) by 360, (unless the Base Rate set forth on the face hereof is the Treasury Rate, CDOR Rate or CMT Rate), or (2) by the actual number of days in the year, if the Base Rate set forth on the face hereof is the Treasury Rate, CDOR Rate or CMT Rate. The interest rate applicable to any day that is an Interest Reset Date is the interest rate as determined, in accordance with the procedures hereinafter set forth, with respect to the Interest Determination Date pertaining to such Interest Reset Date. The interest rate applicable to any other day is the interest rate for the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate, as set forth on the face hereof).

All percentages used in or resulting from any calculation with respect hereto will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 7.123455% (or 0.07123455) being rounded to 7.12346% (or 0.0712346) and 7.123454% (or 0.07123454) being rounded to 7.12345% (or 0.0712345)). All currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with five one-thousandths of a unit being rounded upward).

Subject to applicable provisions of law and except as specified herein, with respect to each Interest Determination Date, the rate of interest shall be the rate determined by the Calculation Agent in accordance with the provisions of the applicable heading below.

Determination of CDOR. If the Base Rate set forth on the face hereof is CDOR, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to CDOR, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof.

Unless otherwise set forth on the face hereof, CDOR will be determined by the Calculation Agent for each Interest Determination Date in accordance with the following provisions:

The CDOR Interest Determination Date is the first day of such Interest Period. CDOR will be the offered rate for Canadian dollar bankers’ acceptances having a maturity of three months, as such rate appears on the Reuters Screen CDOR page, or such other replacing service or such other service that may be nominated by the person sponsoring the information appearing there for the purpose of displaying offered rates for Canadian dollar bankers’ acceptances having a maturity of three months, at approximately 10:00 a.m., Toronto time, on such interest determination date.

Unless otherwise set forth on the face hereof, the following procedures will be followed if CDOR cannot be determined as described above.

(1)    If no offered rate appears on Reuters Screen CDOR page on an interest determination date at approximately 10:00 a.m., Toronto time, then CDOR will be the average of the bid rates of interest for Canadian dollar bankers’ acceptances with maturities of three months for same day settlement as quoted by such of the Schedule I banks (as defined in the Bank Act (Canada)) as may quote such a rate as of 10:00 a.m., Toronto time, on such interest determination date. If at least two quotations are provided, CDOR will be the arithmetic average of the quotations provided.

(2)     If the Schedule I banks so selected by the Calculation Agent are not quoting as mentioned above, CDOR for the next interest period will be the rate in effect for the preceding interest period.

Determination of CMS Rate. If the Base Rate set forth on the face hereof is the CMS Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CMS Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof.

Unless otherwise set forth on the face hereof, the CMS Rate for each Interest Reset Period will be the rate on the applicable Interest Determination Date for the designated maturity specified in the pricing supplement that appears on Reuters Screen ICESWAP1 as of 11:00 a.m., New York City time.

The following procedures will be followed if the CMS Rate cannot be determined as described above:

(i)    If the above rate is not displayed by 11:00 a.m. New York City time, the rate for such date shall be determined as if the parties had specified “USD-CMS-Reference Banks” as the applicable rate. “USD-CMS-Reference Banks” means, on any Interest Determination Date, the rate determined on the basis of the mid-market semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market selected by the Calculation Agent, at approximately 11:00 a.m., New York City time on such Interest Determination Date; and for this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. Dollar interest rate swap transaction with a term equal to the designated maturity commencing on that date and in a representative amount with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an actual/360 day count basis, is such rate as may be determined in accordance with the provisions set forth below under “—Determination of LIBOR,” with the designated maturity specified on the face hereof. The rate for that date will be the arithmetic mean of the quotations, eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest).

(ii)    If no rate is available as described above, the CMS Rate for the new Interest Reset Period will be the same as for the immediately preceding Interest Reset Period. If there was no such Interest Reset Period, the CMS Rate will be the Initial Interest Rate.

References herein to “U.S. dollars” or “U.S. $” or “$” are to the currency of the United States of America.

Determination of CMT Rate. If the Base Rate set forth on the face hereof is the CMT Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CMT Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “CMT Rate” means, with respect to any Interest Determination Date pertaining thereto:

(i)    If “Reuters Page FRBCMT” is the specified CMT Reuters Page on the face hereof, the CMT Rate on the Interest Determination Date shall be a percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as set forth in the daily update of H.15 under the caption “Treasury Constant Maturities,” as such yield is displayed on Reuters (or any successor service) on page FRBCMT (or any other page as may replace such page on such service) (“Reuters Page FRBCMT”) for such Interest Determination Date. The Calculation Agent will follow the following procedures if the Reuters Page FRBCMT CMT Rate cannot be determined as described in the preceding sentence: (a) If such rate does not appear on Reuters Page FRBCMT, the CMT Rate on such Interest Determination Date shall be a percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof and for such Interest Determination Date as set forth in the daily update of H.15 under the caption “Treasury Constant Maturities.” (b) If such rate does not appear in the daily update of H.15, the CMT Rate on such Interest Determination Date shall be the rate for the period of the Index Maturity specified on the face hereof as may then be published by either the Federal Reserve Board or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate that would otherwise have been published in the daily update of H.15. (c) If the Federal Reserve Board or the United States Department of the Treasury does not publish a yield on United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for such Interest Determination Date, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such Interest Determination Date of three leading primary United States government securities dealers in New York City (which may include the agents or their affiliates) (each, a “Reference Dealer”) selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity equal to the Index Maturity specified on the face hereof, a remaining term to maturity no more than one year shorter than such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time.

(d) If fewer than three prices are provided as requested, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof, a remaining term to maturity closest to such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If two such United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to such Index Maturity, the quotes for the Treasury security with the shorter original term to maturity will be used. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotations shall be eliminated; provided, however, that if fewer than three such prices are provided as requested, the CMT Rate determined as of such Interest Determination Date shall be the CMT Rate in effect on such Interest Determination Date.

(ii)    If “Reuters Page FEDCMT” is the specified CMT Reuters Page on the face hereof, the CMT Rate on the Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as set forth in the daily update of H.15 opposite the caption “Treasury Constant Maturities,” as such yield is displayed on Reuters on page FEDCMT (or any other page as may replace such page on such service) (“Reuters Page FEDCMT”) for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such Interest Determination Date falls. The Calculation Agent will follow the following procedures if the Reuters Page FEDCMT CMT Rate cannot be determined as described in the preceding sentence: (a) If such rate does not appear on Reuters Page FEDCMT, the CMT Rate on such Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for the week or month, as applicable, preceding such Interest Determination Date as set forth in the daily update of H.15 opposite the caption “Treasury Constant Maturities.” (b) If such rate does not appear in the daily update of H.15, the CMT Rate on such Interest Determination Date shall be the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such Interest Determination Date falls.

(c) If the Federal Reserve Bank of New York does not publish a one-week or one-month, as specified on the face hereof, average yield on United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for the applicable week or month, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity equal to the Index Maturity specified on the face hereof, a remaining term to maturity of no more than one year shorter than such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. (d) If fewer than five but more than two such prices are provided as requested, the CMT Rate on such Interest Determination Date shall be the rate on the Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotation shall be eliminated. (e) If fewer than three prices are provided as requested, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity longer than the Index Maturity specified on the face hereof, a remaining term to maturity closest to such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If two United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to such Index Maturity, the quotes for the Treasury security with the shorter original term to maturity will be used. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate interest determination date shall be the rate on the Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor lowest of such quotations shall be eliminated; provided, however, that if fewer than three such prices are provided as requested, the CMT Rate determined as of such Interest Determination Date shall be the CMT Rate in effect on such Interest Determination Date.

Determination of Commercial Paper Rate. If the Base Rate set forth on the face hereof is the Commercial Paper Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and Maximum Interest Rate, if any, set forth on the face hereof.

Unless otherwise set forth on the face hereof, the “Commercial Paper Rate” means, with respect to any Interest Determination Date pertaining thereto, the Money Market Yield (calculated as described below) of the rate on such date for commercial paper having the Index Maturity set forth on the face hereof, as such rate shall be published in the daily update of H.15 prior to 3:00 p.m., New York City time, on the Calculation Date under the caption “Commercial Paper - Nonfinancial.” If the above rate is not published in the daily update of H.15 by 3:00 p.m., New York City time, on the Calculation Date, the Commercial Paper Rate shall be the Money Market Yield of the rate on such Interest Determination Date for commercial paper having the Index Maturity set forth on the face hereof as published in another recognized electronic source used for the purpose of displaying such rate. If by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date such rate is not yet published in the daily update of H.15 or another recognized electronic source, the Commercial Paper Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on such Interest Determination Date of three leading dealers in U.S. dollar commercial paper in New York City selected by the Calculation Agent for commercial paper having the Index Maturity set forth on the face hereof placed for an industrial issuer whose bond rating is “AA,” or the equivalent, from a nationally recognized securities rating organization. However, if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting offered rates as mentioned in the previous sentence, the Commercial Paper Rate will remain the Commercial Paper Rate then in effect on such Interest Determination Date.

“Money Market Yield” shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

MONEY MARKET YIELD	=	D × 360	× 100
360 - (D × M)

where “D” refers to the applicable annual rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and “M” refers to the actual number of days in the Interest Period for which the interest is being calculated.

Determination of EURIBOR. If the Base Rate set forth on the face hereof is EURIBOR, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to EURIBOR, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. With respect to Securities indexed to EURIBOR, unless otherwise set forth on the face hereof, the Calculation Agent will determine EURIBOR on each EURIBOR determination date, which is the second TARGET Business Day prior to the Interest Reset Date for each Interest Reset Period.

Unless otherwise specified on the face hereof, EURIBOR means, with respect to any Interest Determination Date, a base rate equal to the interest rate for deposits in euro designated as “EURIBOR” and sponsored jointly by the European Banking Federation and ACI — the Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing that rate. EURIBOR will be determined in the following manner:

(i)    EURIBOR will be the offered rate for deposits in euro having the Index Maturity specified on the face hereof, beginning on the second TARGET Business Day after such Interest Determination Date, as that rate appears on Reuters Page EURIBOR 01 as of 11:00 a.m., Brussels time, on such Interest Determination Date.

(ii)    If the rate described above does not appear on Reuters Page EURIBOR 01, EURIBOR will be determined on the basis of the rates, at approximately 11:00 a.m., Brussels time, on such Interest Determination Date, at which deposits of the following kind are offered to prime banks in the euro-zone interbank market by the principal euro-zone office of each of four major banks in that market selected by the Calculation Agent: euro deposits having such EURIBOR Index Maturity, beginning on such EURIBOR Interest Reset Date, and in a representative amount. The Calculation Agent will request that the principal euro-zone office of each of these banks provide a quotation of its rate. If at least two quotations are provided, EURIBOR for such Interest Determination Date will be the arithmetic mean of the quotations.

(iii)    If fewer than two quotations are provided as described above, EURIBOR for such Interest Determination Date will be the arithmetic mean of the rates for loans of the following kind to leading euro-zone banks quoted, at approximately 11:00 a.m., Brussels time on that Interest Determination Date, by three major banks in the euro-zone selected by the Calculation Agent: loans of euro having such EURIBOR Index Maturity, beginning on such EURIBOR Interest Reset Date, and in an amount that is representative of a single transaction in euro in that market at the time.

(iv)    If fewer than three banks selected by the Calculation Agent are quoting as described above, EURIBOR for the new interest period will be EURIBOR in effect for the prior interest period. If the initial base rate has been in effect for the prior interest period, however, it will remain in effect for the new interest period.

Notwithstanding the foregoing, if the Company or the Company’s designee (which may be an affiliate of the Company), after consulting with the Company, determines on or prior to the relevant EURIBOR determination date that EURIBOR has been permanently or indefinitely discontinued, the Calculation Agent will, as directed by the Company or the Company’s designee (which may be its affiliate), after consulting with the Company, use as a substitute for EURIBOR and for each future EURIBOR Interest determination date, the alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with accepted market practice (the “Alternative Rate”). As part of such substitution, the Calculation Agent, as directed by the Company or the Company’s designee (which may be its affiliate), after consulting with the Company, will make such adjustments to the Alternative Rate or the spread thereon, as well as the business day convention, EURIBOR Interest determination dates and related provisions and definitions (“Adjustments”), in each case that are consistent with accepted market practice for the use of such Alternative Rate for debt obligations such as the notes; provided however that if there is no clear market consensus as to whether any rate has replaced EURIBOR in customary market usage, the Company, in its sole discretion, may determine or appoint an independent financial advisor to assist in determining an appropriate Alternative Rate and any Adjustments, and any such determination will be binding on the Company, the Calculation Agent and the holders of EURIBOR Rate Notes.

“Euro-zone” means the region comprised of member states of the European Union that adopt the single currency in accordance with the Treaty establishing the European Community, as amended by the Treaty on European Union.

Determination of Federal Funds Rate. If the Base Rate set forth on the face hereof is the Federal Funds Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof.

Unless otherwise specified on the face hereof, “Federal Funds Rate” means the rate determined by the Calculation Agent, with respect to any Interest Determination Date, in accordance with the following provisions:

(i)    If “Federal Funds (Effective) Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Interest Determination Date shall be the rate with respect to such date for United States dollar Federal Funds as published in the daily update of H.15 opposite the caption “Federal Funds (Effective),” as such rate is displayed on Reuters on page FEDFUNDS1 (or any other page as may replace such page on such service) (“Reuters Page FEDFUNDS1”) under the heading “EFFECT,” or, if such rate is not so published by 3:00 p.m., New York City time, on the Calculation Date, the rate with respect to such Interest Determination Date for United States dollar Federal Funds as published in another recognized electronic source used for the purpose of displaying such rate, under the caption “Federal Funds (Effective).” If such rate does not appear on Reuters Page FEDFUNDS1 or is not yet published in the daily update of H.15 or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate with respect to such Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of U.S. dollar Federal Funds transactions in New York City (which may include the Agents or their affiliates) selected by the Calculation Agent, prior to 9:00 a.m., New York City time, on the Business Day following such Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate on such Federal Funds Rate Interest Determination Date.

(ii)    If “Federal Funds Open Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Interest Determination Date shall be the rate on such date under the heading “Federal Funds” for the relevant Index Maturity and opposite the caption “Open” as such rate is displayed on Reuters on page 5 (or any other page as may replace such page on such service) (“Reuters Page 5”), or, if such rate does not appear on Reuters Page 5 by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds Rate for the Interest Determination Date will be the rate for that day displayed on FFPREBON Index page on Bloomberg L.P. (“Bloomberg”), which is the Fed Funds Opening Rate as reported by Prebon Yamane (or a successor) on Bloomberg.

If such rate does not appear on Reuters Page 5 or is not displayed on FFPREBON Index page on Bloomberg or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of United States dollar Federal Funds transactions in New York City (which may include the Agents or their affiliates) selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate on such Federal Funds Rate Interest Determination Date.

(iii)    If “Federal Funds Target Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Interest Determination Date shall be the rate on such date as displayed on the FDTR Index page on Bloomberg. If such rate does not appear on the FDTR Index page on Bloomberg by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds Rate for such Interest Determination Date will be the rate for that day appearing on Reuters Page USFFTARGET= (or any other page as may replace such page on such service) (“Reuters Page USFFTARGET=”). If such rate does not appear on the FDTR Index page on Bloomberg or is not displayed on Reuters Page USFFTARGET= by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of United States dollar Federal Funds transactions in New York City (which may include the Agents or their affiliates) selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate Interest Determination Date.

Determination of LIBOR. Prior to the occurrence of a Benchmark Transition Event and related Benchmark Replacement Date (each as defined below in this “—Determination of LIBOR” section), if the Base Rate set forth on the face hereof is LIBOR, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. With respect to Securities indexed to the London interbank offered rate for U.S. dollar deposits, unless otherwise set forth on the face hereof, “LIBOR” for each Interest Determination Date will be determined by the Calculation Agent in accordance with the following provisions:

(i)    With respect to any Interest Determination Date relating to a floating rate note for which the interest rate is determined with reference to LIBOR (a “LIBOR Interest Determination Date”), LIBOR will be the rate for deposits in the designated LIBOR currency having the index maturity specified on the face hereof as such rate is displayed on Reuters on page LIBOR01 (or any other page as may replace such page on such service for the purpose of displaying the London interbank rates of major banks for the designated LIBOR currency) (“Reuters Page LIBOR01”) as of 11:00 a.m., London time, on such LIBOR Interest Determination Date. If no such rate so appears, LIBOR on such LIBOR Interest Determination Date will be determined in accordance with provision described in clause (ii) below.

(ii)    With respect to LIBOR Interest Determination Date on which no rate is displayed on Reuters Page LIBOR01 as specified in clause (I) above, the Calculation Agent shall request the principal London offices of each of four major reference banks (which may include affiliates of the dealers) in the London interbank market, as selected by the Calculation Agent to provide the Calculation Agent with its offered quotation for deposits in the designated LIBOR currency for the period of the index maturity specified on the face hereof, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in the designated LIBOR currency in such market at such time. If at least two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean calculated by the Calculation Agent of such quotations. If fewer than two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean calculated by the Calculation Agent of the rates quoted at approximately 11:00 a.m., in the applicable principal financial center, on such LIBOR Interest Determination Date by three major banks (which may include affiliates of the dealers) in such principal financial center selected by the Calculation Agent for loans in the designated LIBOR currency to leading European banks, having the index maturity specified on the face hereof and in a principal amount that is representative for a single transaction in the designated LIBOR currency in such market at such time; provided, however, that if the interest determination provided for in the preceding sentences of this clause (II) are not available, then the Calculation Agent, after consulting such sources as it deems comparable to the foregoing display page, or any such source it deems reasonable from which to estimate LIBOR for the designated LIBOR currency, shall determine LIBOR for the relevant interest period in its sole discretion.

Notwithstanding the foregoing paragraph, if the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines on or prior to the relevant LIBOR Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to LIBOR, then the provisions set forth below under the heading “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date,” which are refer to herein as the “benchmark transition provisions,” will thereafter apply to all determinations of the rate of interest payable on the LIBOR Notes. In accordance with the benchmark transition provisions, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus or minus the spread specified on the face hereof.

Effect of Benchmark Transition Event and Related Benchmark Replacement Date

Benchmark Replacement. If the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines on or prior to the relevant Reference Time that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to the then-current Benchmark for the LIBOR Notes, the applicable Benchmark Replacement will replace the then-current Benchmark for the LIBOR Notes for all purposes relating to the LIBOR Notes in respect of all determinations on such date and for all determinations on all subsequent dates.

Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, will have the right to make Benchmark Replacement Conforming Changes from time to time.

Decisions and Determinations. Any determination, decision or election that may be made by the Company or its designee (which may be an affiliate of the Company) pursuant to the benchmark transition provisions set forth herein, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection: (a) will be conclusive and binding absent manifest error; (b) if made by the Company, will be made in its sole discretion; (c) if made by the Company’s designee, will be made after consultation with the Company, and such designee will not make any such determination, decision or election to which the Company objects; and (d) notwithstanding anything to the contrary herein, the Indentures or the LIBOR Notes, shall become effective without consent from the holders of the LIBOR Notes or any other party.

The Calculation Agent shall have no liability for not making any determination, decision or election pursuant to the benchmark transition provisions. The Company may designate an entity (which entity may be a Calculation Agent and/or its affiliate) to make any determination, decision or election that the Company has the right to make in connection with the benchmark transition provisions set forth in the applicable pricing supplement.

Certain Defined Terms. As used in this “—LIBOR Notes” section with respect to any Benchmark Transition Event and implementation of the applicable Benchmark Replacement and Benchmark Replacement Conforming Changes:

“Benchmark” means, initially, LIBOR; provided that if a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the Interpolated Benchmark with respect to the then-current Benchmark (if applicable), plus the Benchmark Replacement Adjustment for such Benchmark (if applicable); provided that if the Calculation Agent (after consulting with us) cannot determine the Interpolated Benchmark as of the Benchmark Replacement Date, then “Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, as of the Benchmark Replacement Date:

(1)	the sum of: (a) Term SOFR and (b) the Benchmark Replacement Adjustment;

(2)	the sum of: (a) Compounded SOFR and (b) the Benchmark Replacement Adjustment;

(3)

the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor (if any) and (b) the Benchmark Replacement Adjustment;

(4)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment;

(5)

the sum of: (a) the alternate rate of interest that has been selected by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, as of the Benchmark Replacement Date:

(1)

the spread adjustment (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body or determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, in accordance with the method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body, in each case for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment;

(3)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, changes to (1) any Interest Determination Date, Interest Payment Date, Interest Reset Date, business day convention or interest period, (2) the manner, timing and frequency of determining rates and amounts of interest that are payable on the LIBOR Notes and the conventions relating to such determination and calculations with respect to interest, (3) the timing and frequency of making interest payments, (4) rounding conventions, (5) tenors (including changes to the definition of “Corresponding Tenor” solely when such tenor is longer than the interest period) and (6) any other terms or provisions of the LIBOR Notes, in each case that the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines, from time to time, to be appropriate to reflect the determination and implementation of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company, the Calculation Agent or the Company’s designee (which may be an affiliate of the Company), after consulting with us, decides that implementation of any portion of such market practice is not administratively feasible or if the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines is appropriate).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)

a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate being established by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, in accordance with:

(1)	the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining Compounded SOFR; provided that:

(2)

if, and to the extent that, the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines that Compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology for this rate, and conventions for this rate that have been selected by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, giving due consideration to any industry-accepted market practice for U.S. dollar-denominated floating rate notes at such time.

For the avoidance of doubt, the calculation of Compounded SOFR shall exclude the Benchmark Replacement Adjustment.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

“Designated LIBOR currency” means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no such currency is specified on the face hereof, U.S. dollars.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York (the “FRBNY”) at http://www.newyorkfed.org, or any successor source.

“Interpolated Benchmark” with respect to the Benchmark (if applicable) means the rate determined for the Corresponding Tenor by interpolating on a linear basis between: (1) the Benchmark for the longest period (for which the Benchmark is available) that is shorter than the Corresponding Tenor and (2) the Benchmark for the shortest period (for which the Benchmark is available) that is longer than the Corresponding Tenor. “Benchmark” as used in clause (1) and (2) of the foregoing definition means the then-current Benchmark for the applicable periods specified in such clauses without giving effect to the applicable index maturity (if any).

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is LIBOR, 11:00 a.m. (London time) on the relevant Interest Determination Date, and (2) if the Benchmark is not LIBOR, the time determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve and/or the FRBNY, or a committee officially endorsed or convened by the Federal Reserve and/or the FRBNY or any successor thereto.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the FRBNY, as the administrator of the benchmark, or a successor administrator, on the Federal Reserve Bank of New York’s Website, or any successor source.

“Term SOFR” means the forward-looking term rate for the applicable Corresponding Tenor based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

Determination of Prime Rate. If the Base Rate set forth on the face hereof is the Prime Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Prime Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “Prime Rate” means, with respect to any Interest Determination Date pertaining thereto, the prime rate or base lending rate on such date as published in the daily update of H.15 by 3:00 p.m., New York City time, on the Calculation Date for that Interest Determination Date, under the caption “Bank Prime Loan” (or any other heading that is the then applicable heading established to describe such Index Maturity). If such rate is not yet published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Prime Rate will be the rate on such Interest Determination Date as published in another recognized source used for the purpose of displaying such rate, under the caption “Bank Prime Loan.”

If the rate is not published in the daily update of H.15 or another recognized electronic source by 3:00 p.m., New York City time, on the Calculation Date, then the Calculation Agent will determine the Prime Rate to be the arithmetic mean of the rates of interest publicly announced by each bank that appears on “USPRIME1” as that bank’s Prime Rate or base lending rate as of 11:00 a.m., New York City time, on such Interest Determination Date. “USPRIME1” means the display on Reuters (or any successor service) on the “USPRIME1 Page” (or such other page as may replace the USPRIME1 Page on such service) for the purpose of displaying Prime Rates or base lending rates of major U.S. banks. If at least one rate but fewer than four such rates appear on the USPRIME1 for such Interest Determination Date, the Prime Rate shall be the arithmetic mean of the Prime Rates or base lending rates quoted (on the basis of the actual number of days in the year divided by 360) as of the close of business on such Interest Determination Date by three major money center banks in New York City selected by the Calculation Agent. If the banks selected by the Calculation Agent are not quoting as mentioned above, the Prime Rate will remain the Prime Rate then in effect on the Interest Determination Date.

Determination of SOFR. Prior to the occurrence of a Benchmark Transition Event and related Benchmark Replacement Date (each as defined below in this “—Determination of SOFR” section), if the Base Rate set forth on the face hereof is SOFR, this Security will bear interest for each Interest Reset Period at the interest rate calculated by reference to a 30-, 60- or 90-day average SOFR, or any other SOFR rate or SOFR index rate, as may be published at such time by the Federal Reserve Bank of New York or calculable at such time by reference to such published rates, in each case as specified in the applicable pricing supplement, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. With respect to Securities indexed to SOFR, unless otherwise set forth on the face hereof, the Calculation Agent will determine “SOFR” for each Interest Determination Date as specified in the applicable pricing supplement, by reference to such rates as published by the Relevant Governmental Body, as the administrator of such rate (or a successor administrator), on the Federal Reserve Bank of New York’s Website (or the reference page for any successor administrator) on or about 5:00 p.m. (New York City time) on the applicable determination date. If no such rate so appears, or the rates necessary for the applicable calculation do not appear, in accordance with the preceding sentence, the applicable SOFR or SOFR rate or SOFR index rate, as applicable, shall be determined on the basis to be described in the applicable pricing supplement.

Notwithstanding the foregoing paragraph, if the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines on or prior to the relevant SOFR Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then the provisions set forth below under the heading “—Effect of Benchmark Transition Event and Related Benchmark Replacement Date,” which are referred to herein as the “benchmark transition provisions,” will thereafter apply to all determinations of the rate of interest payable on the SOFR Notes. In accordance with the benchmark transition provisions, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus or minus the spread specified in the applicable pricing supplement.

Effect of Benchmark Transition Event and Related Benchmark Replacement Date

Benchmark Replacement. If the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines on or prior to the relevant Reference Time that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to the then-current Benchmark for the SOFR Notes, the applicable Benchmark Replacement will replace the then-current Benchmark for the SOFR Notes for all purposes relating to the SOFR Notes in respect of all determinations on such date and for all determinations on all subsequent dates.

Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, will have the right to make Benchmark Replacement Conforming Changes from time to time.

Decisions and Determinations. Any determination, decision or election that may be made by the Company or its designee (which may be an affiliate of the Company) pursuant to the benchmark transition provisions set forth herein, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection: (a) will be conclusive and binding absent manifest error; (b) if made by the Company, will be made in our sole discretion; (c) if made by the Company’s designee, will be made after consultation with the Company, and such designee will not make any such determination, decision or election to which the Company objects; and (d) notwithstanding anything to the contrary herein, the Indentures or the SOFR Notes, shall become effective without consent from the holders of the SOFR Notes or any other party.

The Calculation Agent shall have no liability for not making any determination, decision or election pursuant to the benchmark transition provisions. The Company may designate an entity (which entity may be a Calculation Agent and/or its affiliate) to make any determination, decision or election that the Company has the right to make in connection with the benchmark transition provisions set forth in the applicable pricing supplement.

Certain Defined Terms. As used in this “—Determination of SOFR” section with respect to any Benchmark Transition Event and implementation of the applicable Benchmark Replacement and Benchmark Replacement Conforming Changes:

“Benchmark” means, initially, the Specified SOFR; provided that if a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to such Specified SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, as of the Benchmark Replacement Date:

(1)

the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor (if any) and (b) the Benchmark Replacement Adjustment;

(2)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment;

(3)

the sum of: (a) the alternate rate of interest that has been selected by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, as of the Benchmark Replacement Date:

(1)

the spread adjustment (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body or determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, in accordance with the method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body, in each case for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment;

(3)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, changes to (1) any Interest Determination Date, Interest Payment Date, Interest Reset Date, business day convention or interest period, (2) the manner, timing and frequency of determining rates and amounts of interest that are payable on the SOFR Notes and the conventions relating to such determination and calculations with respect to interest, (3) the timing and frequency of making interest payments, (4) rounding conventions, (5) tenors (including changes to the definition of “Corresponding Tenor” solely when such tenor is longer than the interest period) and (6) any other terms or provisions of the SOFR Notes, in each case that the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines, from time to time, to be appropriate to reflect the determination and implementation of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company, the Calculation Agent or the Company’s designee (which may be an affiliate of the Company), after consulting with the Company, decides that implementation of any portion of such market practice is not administratively feasible or if the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, determines is appropriate).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)

a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York (the “FRBNY”) at http://www.newyorkfed.org, or any successor source.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means the time determined by the Company or its designee (which may be an affiliate of the Company), after consulting with the Company, in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve System and/or the FRBNY, or a committee officially endorsed or convened by the Federal Reserve System and/or the FRBNY or any successor thereto.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the FRBNY, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website, or any successor source.

“Specified SOFR” means the 30-, 60- or 90-day average SOFR, or other SOFR rate or SOFR index rate, as specified in the applicable Pricing Supplement of the SOFR Notes.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association (or any successor thereto) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

Determination of Treasury Rate. If the Base Rate set forth on the face hereof is the Treasury Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof.

Unless otherwise set forth on the face hereof, the “Treasury Rate” means, with respect to any Interest Determination Date pertaining thereto, the rate from the auction of direct obligations of the United States (“Treasury bills”) held on such Interest Determination Date having the Index Maturity set forth on the face hereof under the caption “INVEST RATE” on the display on Reuters on page USAUCTION10 (or any other page as may replace such page on such service) or page USAUCTION11 (or any other page as may replace such page on such service) by 3:00 p.m., New York City time, on the Calculation Date for such Interest Determination Date. However, if not yet published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Treasury Rate will be the Bond Equivalent Yield (as defined below) of the auction rate of such Treasury bills as published in the daily update of H.15, or such recognized electronic source used for the purpose of displaying such rate, under the caption “U.S. Government Securities/ Treasury Bills/Auction High.” If the rate is not so published by 3:00 p.m., New York City time, on the Calculation Date and cannot be determined as described in the immediately preceding sentence, the Treasury Rate will be the Bond Equivalent Yield of the auction rate of such Treasury bills as otherwise announced by the United States Department of the Treasury. In the event that the results of the most recent auction of Treasury bills having the Index Maturity set forth on the face hereof are not published or announced as described above by 3:00 p.m., New York City time, on such Calculation Date, or if no auction is held on the Interest Determination Date, then the Treasury Rate will be the Bond Equivalent Yield on such Interest Determination Date of Treasury bills having the Index Maturity specified on the face hereof as published in the daily update of H.15 under the caption “U.S. Government Securities/Treasury Bills (Secondary Market)” or, if not published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on such Interest Determination Date of such Treasury bills as published in another recognized electronic source used for the purpose of displaying such rate, under the caption “U.S. Government Securities/Treasury Bills (Secondary Market).” If such rate is not published in the daily update of H.15 or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Calculation Agent will determine the Treasury Rate to be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers in New York City selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity set forth on the face hereof. However, if fewer than three dealers selected by the Calculation Agent are quoting as mentioned in the prior sentence, the Treasury Rate for the applicable period will remain the Treasury Rate then in effect on that Interest Determination Date.

“Bond Equivalent Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

Bond Equivalent Yield =	D × N × 100 360 - (D × M)

where “D” refers to the applicable per annum rate for Treasury bills quoted on a bank discount basis and expressed as a decimal, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the applicable Interest Reset Period.

Section 4. Redemption. If so specified on the face hereof, the Company may at its option redeem this Security in whole or from time to time in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination of such Security (except in the case of a Discount Security)) on or after the date designated as the Initial Redemption Date on the face hereof at 100% of the unpaid principal amount hereof or the portion thereof redeemed (or, if this Security is a Discount Security, such lesser amount as is provided for below) multiplied by the Initial Redemption Percentage specified on the face hereof, together with accrued interest to the Redemption Date. Such Initial Redemption Percentage if more than 100% shall decline at each anniversary of the Initial Redemption Date by an amount equal to the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price is 100% of such amount. The Company may exercise such option by causing the Trustee to, or cause the Paying Agent to, deliver a notice of such redemption at least 30 but not more than 60 days prior to the Redemption Date. In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. If less than all the Securities of the series, of which this Security is a part, with differing issue dates, interest rates and stated maturities are to be redeemed, the Company in its sole discretion shall select the particular Securities to be redeemed and shall notify the Trustee in writing thereof at least 45 days prior to the relevant redemption date. If less than all of the Securities with like tenor and terms to this Security are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

Section 5. Repayment. If so specified on the face hereof, this Security shall be repayable prior to the Stated Maturity at the option of the Holder on each applicable Repayment Date shown on the face hereof at the Repayment Price shown on the face hereof, together with accrued interest to the Repayment Date. In order for this Security to be repaid, the Paying Agent must receive at least 30 but not more than 45 days prior to a Repayment Date this Security with the form attached hereto entitled “Option to Elect Repayment” duly completed. Except as set forth in Section 308 of the Indenture, any tender of this Security for repayment shall be irrevocable. The repayment option may be exercised by the Holder of this Security in whole or in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination hereof). Upon any partial repayment, this Security shall be canceled and a new Security or Securities for the remaining principal amount hereof shall be issued in the name of the Holder of this Security.

Section 6. Sinking Fund. Unless otherwise specified on the face hereof, this Security will not be subject to any sinking fund.

Section 7. Discount Securities. If this Security (such Security being referred to as an “Discount Security”) (a) has been issued at an Issue Price lower, by more than a de minimis amount (as determined under United States federal income tax rules applicable to original issue discount instruments), than its “stated redemption price at maturity” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) and (b) would be considered an original issue discount security for United States federal income tax purposes, then the amount payable on this Security in the event of redemption by the Company, repayment at the option of the Holder or acceleration of the maturity hereof, in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount (as defined below) of this Security as of the date of such redemption, repayment or acceleration. The “Amortized Face Amount” of this Security shall be the amount equal to the sum of (a) the Issue Price (as set forth on the face hereof) plus (b) ) the portion of the difference between the Issue Price and the principal amount of the Discount Security that has been amortized at the stated yield of the Discount Security, computed in accordance with the rules set forth in the Code, and applicable Treasury regulations, at the date as of which the Amortized Face Amount is calculated.

Section 8. Modifications and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a 66-2/3% in principal amount of all Outstanding Securities affected thereby. The Indenture also contains provisions permitting the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Provisions in the Indenture also permit the Holders of not less than 66-2/3% in principal amount of all Outstanding Securities of any series to waive on behalf of all of the Holders of all the Securities of such series and any related coupons certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Security and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Section 9. Ranking; Obligations of the Company Absolute. The Securities are unsecured and rank pari passu with all other unsecured and unsubordinated indebtedness of the Company.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the Specified Currency herein prescribed.

Section 10. Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security, unless otherwise specified on the face hereof.

Section 11. Authorized Denominations. Unless otherwise provided on the face hereof, this Security is issuable only in registered form without coupons issued in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. If this Security is denominated in a Specified Currency other than U.S. dollars or is a Discount Security, this Security shall be issuable in the denominations set forth on the face hereof.

Section 12. Registration of Transfer. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at a Place of Payment for the series of Securities of which this Security is a part, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

If the registered owner of this Security is the Depository (such a Security being referred to herein as a “Global Security”) and (i) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days following notice to the Company or (ii) an Event of Default occurs, the Company will issue Securities in certificated form in exchange for this Global Security. In addition, the Company may at any time determine not to have Securities represented by this Global Security and, in such event, will issue Securities in certificated form in exchange in whole for this Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $1,000 (or such other denomination as shall be specified by the Company) or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Section 13. Events of Default. If an Event of Default with respect to the Securities of the series of which this Security forms a part shall have occurred and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

Section 14. Defined Terms. All terms used in this Security which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Section 15. Governing Law. This Security shall be governed by and construed in accordance with the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -                                               Custodian

                                         (Cust.)                                                   (Minor)

                                         Under Uniform Gifts to Minors Act

                                                               (State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENTS

FOR VALUE RECEIVED, the undersigned

hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT TAX PAYER IDENTIFICATION NUMBER, SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

(Please print or type name and address,

including zip code of assignee)

the within Security of KEYCORP and all rights thereunder and does hereby irrevocably constitute and appoint:

Attorney to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

Dated

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

SIGNATURE GUARANTEED:

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs the Company to repay this Security (or the portion thereof specified below), pursuant to its terms, on the “Repayment Date” first occurring after the date of receipt of the within Security as specified below, at a Repayment Price equal to 100% of the principal amount thereof, together with interest thereon accrued to the Repayment Date, to the undersigned at:

(Please Print or Type Name and Address of the Undersigned.)

For this Option to Elect Repayment to be effective, this Security with the Option to Elect Repayment duly completed must be received at least 30 but not more than 45 days prior to the Repayment Date (or, if such Repayment Date is not a Business Day, the next succeeding Business Day) by the Company at its office or agency, which will be located initially at the office of the Paying Agent at Deutsche Bank Trust Company Americas, 60 Wall Street, New York, New York 10005, Attention: Corporate Trust & Agency Services.

If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $1,000 or an integral multiple thereof) which is to be repaid: $        .

If less than the entire principal amount of the within Security is to be repaid, specify the denomination(s) of the Security(ies) to be issued for the unpaid amount ($1,000 or any integral multiple of $1,000; provided that any remaining principal amount of this Security shall not be less than the minimum denomination of such Security): $        .

Dated:

Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Security in every particular without alterations or enlargement or any change whatsoever.